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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2004

Citigroup Mortgage Loan Trust Inc.
(Exact name of registrant as specified in its charter)

Delaware                            333-107958               01-0791848
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)             Identification No.)

390 Greenwich Street, New York, New York                         10013
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code  (212) 816-6000

(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

ITEM 8.01  OTHER EVENTS


Description of the Certificates and the Mortgage Pool

         Citigroup Mortgage Loan Trust Inc. (the "Registrant") plans a series of certificates, entitled Citigroup Mortgage Loan Trust, Series 2004-OPT1, Asset Backed Pass-Through Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of September 1, 2004, among the among the Registrant as depositor, Option One Mortgage Corporation as servicer and Wells Fargo Bank, N.A. as trustee. The Certificates to be designated as the 2004-OPT1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, fixed-rate and adjustable-rate mortgage loans secured by first liens and second liens on residential real properties having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Citigroup Global Markets Inc. (the "Underwriter") have advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits

Exhibit No.                               Description
-----------                               -----------

99.1                                      Computational Materials (as defined in
                                          Item 5) that have been provided by
                                          Citigroup Global Markets Inc. to
                                          certain prospective purchasers of
                                          Citigroup Mortgage Loan Trust, Series
                                          2004-OPT1, Asset Backed Pass-Through
                                          Certificates.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 2, 2004

                       CITIGROUP MORTGAGE LOAN TRUST INC.


                                                  By: /s/ A. Randall Appleyard
                                                      ------------------------
                                                  Name:   A. Randall Appleyard
                                                  Title:  Vice President

                                Index to Exhibits




    Exhibit No.                                  Description                             Sequentially Numbered Page
    -----------                                  -----------                             --------------------------
        99.5          Computational  Materials  (as  defined  in Item 5) that have been              P
                      provided by Citgroup  Global Markets Inc. to certain  prospective purchasers of Citigroup  Mortgage Loan Trust,  Series  2004-OPT1,
                      Asset Backed Pass-Through Certificates.

                                  EXHIBIT 99.5

                                [FILED BY PAPER]